Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): February 8, 2006




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         6201 Bristol Parkway
                    Culver City, California 90230
                 (213) 627-8878 Fax: (310) 215-0404



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

SECTION  1.   Registrant's Business and Operations

         Item 1.01 Entry into Material Definitive Agreement

On February 3, 2006, Meridian Health Systems, a healthcare services division, of the registrant, entered into an Exclusive Healthcare Services and Project Teaming Agreement with Los Angeles Hispanic Health Network, (LHHN), a Los Angeles Metropolitan Hispanic Chambers of Commerce initiative.

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

SECTION  4.   Matters Relating to Accountants and Financial Statements

SECTION  5.  Corporate governance and Management                Not  Applicable

SECTION  6.  Reserved                                           Not  Applicable

SECTION  7.  Regulation FD

         Item 7.01 Regulation Full Disclosure

On February 8, 2006, the registrant issued a press release announcing that Meridian Health Systems, a healthcare services division of Meridian Holdings, Inc, has entered into an Exclusive Healthcare Services and Project Teaming
Agreement with Los Angeles Hispanic Health Network, (LHHN), a Los Angeles Metropolitan Hispanic Chambers of Commerce initiative.

SECTION  8:  Other Events

SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -  A copy of the press release of February 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  February 8, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)

                                    EXHIBIT 99.1

          FOR IMMEDIATE RELEASE: Wednesday  6am,  EST February 8, 2006

Meridian Health Systems, a division of Meridian Holdings, Inc, Inks an Exclusive Healthcare Services and Project Teaming Agreement with Los Angeles Hispanic Health Network

Culver City, California, February 8, 2006 -- Anthony C. Dike, MD, Chairman and CEO of Meridian Holdings, Inc. (OTC Bulletin Board: MRDH), announced today that Meridian Health Systems, a healthcare services division of Meridian Holdings, Inc, has entered into an Exclusive Healthcare Services and Project Teaming
Agreement with Los Angeles Hispanic Health Network, (LHHN), a Los Angeles Metropolitan Hispanic Chambers of Commerce initiative.

Under the terms of this three-year automatically renewable agreement, Meridian will arrange for the provision of healthcare services on an exclusive basis to enrolled employees and relatives of small to medium sized Hispanic employer groups and self employed individual members of LHHN, in a culturally sensitive manner, through Meridian's network of affiliated physicians, hospitals and other ancillary services providers initially within Greater Los Angeles County, with later expansion to other areas of United States and abroad.

The company projects that this agreement with LHHN which initially is estimated to provide increased health insurance purchasing power to over 500 employer groups mainly in Los Angeles metropolitan area, will provide revenue to Meridian based on member enrollments and network access fees.

"We believe that this initiative by the Los Angeles Metropolitan Hispanic Chambers of Commerce is a move in the right direction, since California's System of job-based health insurance--the backbone of California's system of health insurance--is declining, according to a report produced by the UCLA Center for Health Policy Research. The report also concludes that while job-based family coverage plummets, children's coverage is being protected by public insurance programs, such as Medi-Cal and Healthy Families.

Pushed by a 79 percent increase in the cost of job-based family coverage for the average worker, enrollment of dependents dropped four percentage points for children and two percentage point for adults from 2001 to 2003. According to this report, more than 6.6 million Californians under age 65-more than one in five non-elderly residents-went without insurance for at least part of 2003, and more than 3.7 million lacked health insurance coverage for the entire year." said Dike. "The increased purchasing power and collective bargaining capability built into the plan will help address this problem among the LHHN membership," he said.

"We are very excited about this agreement with Meridian, since the majority of the work force in Southern California for small and medium sized employer groups is comprised of Hispanic males and females most of which lacked basic health insurance coverage. Those without health insurance were much less likely to have seen a doctor, gotten vital preventive screenings for cancer and diabetes, or taken medication for high blood pressure." said Hugo Merida, President and CEO of Los Angeles Metropolitan Hispanic Chambers of Commerce.

About  Los  Angeles  Hispanic  Health  Network
A "Mutual Benefit Corporation" that is organized and managed by appointed and/or contracted directors of The Los Angeles Metropolitan Hispanic Chambers of Commerce ("LAMHCC") for the purposes of providing a voluntary associations of various individuals, organizations and institutions to provide affordable health services for employers, employees, individuals and their families.

About  Meridian  Health  Systems  and  Meridian  Holdings,  Inc.
Meridian Health Systems is a health services division of Meridian Holdings, Inc., which has developed a wide variety of health care services programs both in the continental United States and abroad.
Meridian Holdings, Inc. is a Healthcare Services and Technology Company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise and synergistic business opportunity. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. Visit Meridian's web site at www.meho.com.
                           ------------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.

For  Further  Information:
Meridian  Holdings,  Inc.
Anthony  C.  Dike,  MD
Chairman/CEO
www.meho.com
213-627-8878

Los  Angeles  Hispanic  Health  Network
Mr.  Hugo  Merida
President  and  CEO
www.chamberla.org
213-739-7016